                                                                      EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on February 15, 2002 and covers activity from December 26, 2001 through January 25, 2002.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 8th day of February, 2002.



                                  AMERICAN EXPRESS TRAVEL RELATED
                                  SERVICES COMPANY, INC., as Servicer

                                  By:    /s/ Robin Flanagan
                                         ----------------------------
                                  Name:  Robin Flanagan
                                  Title: Director
                                         CSBS - Forecast & Planning

I.  Monthly Period Trust Activity


A. Trust Activity                                                  Trust Totals
-----------------                                                  ------------

Number of days in period                                                     31
Beginning Principal Receivable Balance                        18,790,382,067.73
Special Funding Account Balance                                            0.00
Beginning Total Principal Balance                             18,790,382,067.73

Finance Charge Collections (excluding                            245,784,421.78
  Discount Option & Recoveries)
Discount Percentage                                                       2.00%
Discount Option Receivables Collections                           72,899,655.87
Premium Option Receivables Collections                                     0.00
Recoveries                                                        13,045,553.65
Total Collections of Finance Charge Receivables                  331,729,631.30
Total Collections of Principal Receivables                     3,572,083,137.42
Monthly Payment Rate                                                   18.3969%
Defaulted amount                                                 108,106,800.28
Annualized Default Rate                                                 6.9903%
Trust Portfolio Yield                                                  14.0124%
New Principal Receivables                                      3,098,945,816.58
Ending Principal Receivables Balance                          18,209,137,946.60
Ending Required Minimum Principal Balance                     15,327,750,000.00
Ending Transferor Amount                                       3,884,137,946.60
Ending Special Funding Account Balance                                     0.00
Ending Total Principal Balance                                18,209,137,946.60



B. Series Allocations                                           Series 1997-1      Series 1998-1      Series 1999-1    Series 1999-2
---------------------                                           -------------      -------------      -------------    -------------
Group Number                                                                1                  2                  1                1
Invested Amount                                              1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Adjusted Invested Amount                                     1,000,000,000.00   1,000,000,000.00   1,000,000,000.00   500,000,000.00
Principal Funding Account Balance                                        0.00               0.00               0.00             0.00
Series Required Transferor Amount                               70,000,000.00      70,000,000.00      70,000,000.00    35,000,000.00
Series Allocation Percentage                                            6.98%              6.98%              6.98%            3.49%
Series Alloc. Finance Charge Collections                        23,157,391.36      23,157,391.36      23,157,391.36    11,578,695.68
Series Allocable Recoveries                                        910,684.37         910,684.37         910,684.37       455,342.19
Series Alloc. Principal Collections                            249,360,079.40     249,360,079.40     249,360,079.40   124,680,039.70
Series Allocable Defaulted Amount                                7,546,722.53       7,546,722.53       7,546,722.53     3,773,361.27

B. Series Allocations                         Series 1999-3     Series 1999-4      Series 1999-5      Series 1999-6    Series 2000-1
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              2                 2                  2                  2                1
Invested Amount                            1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00     500,000,000.00     500,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00      35,000,000.00      35,000,000.00    35,000,000.00
Series Allocation Percentage                          6.98%             3.49%              3.49%              3.49%            3.49%
Series Alloc. Finance Charge Collections      23,157,391.36     11,578,695.68      11,578,695.68      11,578,695.68    11,578,695.68
Series Allocable Recoveries                      910,684.37        455,342.19         455,342.19         455,342.19       455,342.19
Series Alloc. Principal Collections          249,360,079.40    124,680,039.70     124,680,039.70     124,680,039.70   124,680,039.70
Series Allocable Defaulted Amount              7,546,722.53      3,773,361.27       3,773,361.27       3,773,361.27     3,773,361.27

B. Series Allocations                         Series 2000-2     Series 2000-3      Series 2000-4      Series 2000-5    Series 2000-6
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              2                 2                  2                  2                2
Invested Amount                              500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00   1,212,122,000.00     787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00      84,848,540.00      55,151,460.00    52,500,000.00
Series Allocation Percentage                          3.49%             6.98%              8.46%              5.50%            5.24%
Series Alloc. Finance Charge Collections      11,578,695.68     23,157,391.36      28,069,583.54      18,245,199.19    17,368,043.52
Series Allocable Recoveries                      455,342.19        910,684.37       1,103,860.56         717,508.18       683,013.28
Series Alloc. Principal Collections          124,680,039.70    249,360,079.40     302,254,838.16     196,465,320.64   187,020,059.55
Series Allocable Defaulted Amount              3,773,361.27      7,546,722.53       9,147,548.41       5,945,896.66     5,660,041.90

B. Series Allocations                         Series 2001-2     Series 2001-3      Series 2001-4      Series 2001-5    Series 2001-6
---------------------                         -------------     -------------      -------------      -------------    -------------

Group Number                                              1                 2                  2                  2                2
Invested Amount                              250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Adjusted Invested Amount                     250,000,000.00    750,000,000.00     725,000,000.00     500,000,000.00   700,000,000.00
Principal Funding Account Balance                      0.00              0.00               0.00               0.00             0.00
Series Required Transferor Amount             17,500,000.00     52,500,000.00      50,750,000.00      35,000,000.00    49,000,000.00
Series Allocation Percentage                          1.75%             5.24%              5.06%              3.49%            4.89%
Series Alloc. Finance Charge Collections       5,789,347.84     17,368,043.52      16,789,108.74      11,578,695.68    16,210,173.96
Series Allocable Recoveries                      227,671.09        683,013.28         660,246.17         455,342.19       637,479.06
Series Alloc. Principal Collections           62,340,019.85    187,020,059.55     180,786,057.57     124,680,039.70   174,552,055.58
Series Allocable Defaulted Amount              1,886,680.63      5,660,041.90       5,471,373.84       3,773,361.27     5,282,705.77

B. Series Allocations                         Series 2001-7                                                              Trust Total
---------------------                         -------------                                                              -----------

Group Number                                             2
Invested Amount                              650,000,000.00                                                        14,325,000,000.00
Adjusted Invested Amount                     650,000,000.00                                                        14,325,000,000.00
Principal Funding Account Balance                      0.00                                                                     0.00
Series Required Transferor Amount             45,500,000.00                                                         1,002,750,000.00
Series Allocation Percentage                          4.54%                                                                     100%
Series Alloc. Finance Charge Collections      15,052,304.39                                                           331,729,631.30
Series Allocable Recoveries                      591,944.84                                                            13,045,553.65
Series Alloc. Principal Collections          162,084,051.61                                                         3,572,083,137.42
Series Allocable Defaulted Amount              4,905,369.65                                                           108,106,800.28




C. Group Allocations
--------------------

1. Group 1 Allocations                                             Series 1997-1   Series 1999-1   Series 1999-2    Series 2000-1
----------------------                                             -------------   -------------   -------------    -------------
Investor Finance Charge Collections                                17,654,224.92   17,654,224.92    8,827,112.46     8,827,112.46

Investor Monthly Interest                                           5,082,593.75    4,501,604.17    2,383,197.92     2,867,833.33
Investor Default Amount                                             5,753,305.06    5,753,305.06    2,876,652.53     2,876,652.53
Investor Monthly Fees                                               1,666,666.67    1,666,666.67      833,333.33       833,333.33
Investor Additional Amounts                                                 0.00            0.00            0.00             0.00
Total                                                              12,502,565.48   11,921,575.90    6,093,183.78     6,577,819.20

Reallocated Investor Finance Charge Collections                    17,654,224.92   17,654,224.92    8,827,112.46     8,827,112.46
Available Excess                                                    5,151,659.44    5,732,649.02    2,733,928.68     2,249,293.26

1. Group 1 Allocations                             Series 2001-2                                                    Group 1 Total
----------------------                             -------------                                                    -------------

Investor Finance Charge Collections                 4,413,556.23                                                    57,376,230.98

Investor Monthly Interest                           1,112,536.46                                                    15,947,765.62
Investor Default Amount                             1,438,326.27                                                    18,698,241.45
Investor Monthly Fees                                 416,666.67                                                     5,416,666.67
Investor Additional Amounts                                 0.00                                                             0.00
Total                                               2,967,529.39                                                    40,062,673.75

Reallocated Investor Finance Charge Collections     4,413,556.23                                                    57,376,230.98
Available Excess                                    1,446,026.84                                                    17,313,557.23

2. Group 2 Allocations                             Series 1998-1   Series 1999-3   Series 1999-4   Series 1999-5    Series 1999-6
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                17,654,224.92   17,654,224.92    8,827,112.46    8,827,112.46     8,827,112.46

Investor Monthly Interest                           1,697,465.28    1,759,637.50      891,185.42      922,206.94       906,276.39
Investor Default Amount                             5,753,305.06    5,753,305.06    2,876,652.53    2,876,652.53     2,876,652.53
Investor Monthly Fees                               1,666,666.67    1,666,666.67      833,333.33      833,333.33       833,333.33
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               9,117,437.01    9,179,609.23    4,601,171.28    4,632,192.81     4,616,262.25

Reallocated Investor Finance Charge Collections    17,654,224.92   17,654,224.92    8,827,112.46    8,827,112.46     8,827,112.46
Available Excess                                    8,536,787.91    8,474,615.69    4,225,941.18    4,194,919.65     4,210,850.20

2. Group 2 Allocations                             Series 2000-2   Series 2000-3   Series 2000-4   Series 2000-5    Series 2001-1
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                 8,827,112.46   17,654,224.92   21,399,074.41   13,909,375.42    13,240,668.69

Investor Monthly Interest                             891,088.54    1,770,444.44    2,168,044.62    1,388,550.42     1,329,996.88
Investor Default Amount                             2,876,652.53    5,753,305.06    6,973,707.64    4,532,902.49     4,314,978.80
Investor Monthly Fees                                 833,333.33    1,666,666.67    2,020,203.33    1,313,130.00     1,250,000.00
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               4,601,074.41    9,190,416.17   11,161,955.60    7,234,582.90     6,894,975.67

Reallocated Investor Finance Charge Collections     8,827,112.46   17,654,224.92   21,399,074.41   13,909,375.42    13,240,668.69
Investment Funding Account Proceeds                                                     2,424.64
Available Excess                                    4,226,038.05    8,463,808.74   10,239,543.46    6,674,792.52     6,345,693.02

2. Group 2 Allocations                             Series 2001-3   Series 2001-4   Series 2001-5   Series 2001-6    Series 2001-7
----------------------                             -------------   -------------   -------------   -------------    -------------

Investor Finance Charge Collections                13,240,668.69   12,799,313.06    8,827,112.46   12,357,957.44    11,475,246.20

Investor Monthly Interest                           1,316,466.67    1,278,515.35      905,996.53    1,228,009.03     1,140,741.88
Investor Default Amount                             4,314,978.80    4,171,146.17    2,876,652.53    4,027,313.54     3,739,648.29
Investor Monthly Fees                               1,250,000.00    1,208,333.33      833,333.33    1,166,666.67     1,083,333.33
Investor Additional Amounts                                 0.00            0.00            0.00            0.00             0.00
Total                                               6,881,445.46    6,657,994.85    4,615,982.39    6,421,989.24     5,963,723.50

Reallocated Investor Finance Charge Collections    13,240,668.69   12,799,313.06    8,827,112.46   12,357,957.44    11,475,246.20
Investment Funding Account Proceeds
Available Excess                                    6,359,223.22    6,141,318.21    4,211,130.07    5,935,968.20     5,511,522.70




2. Group 2 Allocations                                                                             Group 2 Total
----------------------                                                                             -------------
Investor Finance Charge Collections                                                               195,520,540.95

Investor Monthly Interest                                                                          19,594,625.87
Investor Default Amount                                                                            63,717,853.57
Investor Monthly Fees                                                                              18,458,333.33
Investor Additional Amounts                                                                                 0.00
Total                                                                                             101,770,812.78

Reallocated Investor Finance Charge Collections                                                   195,520,540.95
Investment Funding Account Proceeds                                                                     2,424.64
Available Excess                                                                                   93,752,152.82

D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                               264,288,916
61-90 Days Delinquent:                               154,609,900
90+ Days Delinquent:                                 236,426,160
Total 30+ Days Delinquent:                           655,324,976





II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                      ------------      --------------           -----------
Beginning Invested /Transferor Amount               1,311,719,516.07     1,000,000,000.00       311,719,516.07
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                23,157,391.36        17,654,224.92         5,503,166.45
Collections of Principal Receivables                  249,360,079.40       190,101,676.73        59,258,402.67
Defaulted Amount                                        7,546,722.53         5,753,305.06         1,793,417.47

Ending Invested / Transferor Amounts                1,271,144,010.23     1,000,000,000.00       271,144,010.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------          -----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 6.4000%              6.5500%              2.1950%
Monthly Interest Due                                    4,613,333.33           327,500.00           141,760.42        5,082,593.75
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      4,613,333.33           327,500.00           141,760.42        5,082,593.75
Investor Default Amount                                 4,976,608.88           345,198.30           431,497.88        5,753,305.06
Investor Monthly Fees Due                               1,441,666.67           100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                              11,031,608.88           772,698.30           698,258.30       12,502,565.48

Reallocated Investor Finance Charge Collections                                                                      17,654,224.92
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  7.9467%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        865,000,000.00        60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                  4,613,333.33           327,500.00           141,760.42        5,082,593.75
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     4,613,333.33           327,500.00           141,760.42        5,082,593.75
Ending Certificates Balance                           865,000,000.00        60,000,000.00        75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $5.33

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $5.33

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.46

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.46

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d),and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $141,760.42

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $141,760.42

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,270,904.55

          a.   Class A Monthly Interest:                       $4,613,333.33
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,976,608.88
          e.   Excess Spread:                                  $5,680,962.34

     2.   Class B Available Funds:                             $1,059,253.50

          a.   Class B Monthly Interest:                         $327,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $731,753.50

     3.   Collateral Available Funds:                          $1,324,066.87

          a.   Excess Spread:                                  $1,324,066.87

     4.   Total Excess Spread:                                 $7,736,782.70

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1997-1 Allocable Principal
          Collections:                                       $249,360,079.40

     3.   Principal Allocation Percentage of
          Series 1997-1 Allocable Principal
          Collections:                                       $190,101,676.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00


     5.   Item 3 minus item 4:                               $190,101,676.73

     6.   Shared Principal Collections from other
          Series allocated to Series 1997-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,753,305.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $195,854,981.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $195,854,981.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

     1.   Excess Spread:                                       $7,736,782.70
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $345,198.30

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $141,760.42
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $431,497.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,151,659.44

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.9467%
          b.   Prior Monthly Period                                  8.4890%
          c.   Second Prior Monthly Period                           7.7234%

     2.   Three Month Average Base Rate                              8.0530%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,311,719,516.07     1,000,000,000.00       311,719,516.07
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                23,157,391.36        17,654,224.92         5,503,166.45
Collections of Principal Receivables                  249,360,079.40       190,101,676.73        59,258,402.67
Defaulted Amount                                        7,546,722.53         5,753,305.06         1,793,417.47

Ending Invested / Transferor Amounts                1,271,144,010.23     1,000,000,000.00       271,144,010.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9100%              2.0700%              2.4200%
Monthly Interest Due                                    1,356,895.83           142,600.00           197,969.44        1,697,465.28
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,356,895.83           142,600.00           197,969.44        1,697,465.28
Investor Default Amount                                 4,746,476.68           460,264.41           546,563.98        5,753,305.06
Investor Monthly Fees Due                               1,375,000.00           133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,478,372.51           736,197.74           902,866.76        9,117,437.01

Reallocated Investor Finance Charge Collections                                                                      17,654,224.92
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  3.9610%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,356,895.83           142,600.00           197,969.44        1,697,465.28
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,356,895.83           142,600.00           197,969.44        1,697,465.28
Ending Certificates Balance                           825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.64

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.64

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $197,969.44

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $197,969.44

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,564,735.56

          a.   Class A Monthly Interest:                       $1,356,895.83
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,746,476.68
          e.   Excess Spread:                                  $8,461,363.05

     2.   Class B Available Funds:                             $1,412,337.99

          a.   Class B Monthly Interest:                         $142,600.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,269,737.99

     3.   Collateral Available Funds:                          $1,677,151.37

          a.   Excess Spread:                                  $1,677,151.37

     4.   Total Excess Spread:                                $11,408,252.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1998-1 Allocable Principal
          Collections:                                       $249,360,079.40

     3.   Principal Allocation Percentage of
          Series 1998-1 Allocable Principal
          Collections:                                       $190,101,676.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,101,676.73

     6.   Shared Principal Collections from other
          Series allocated to Series 1998-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,753,305.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $195,854,981.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $195,854,981.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

     1.   Excess Spread:                                      $11,408,252.41
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00


     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $460,264.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $197,969.44
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $546,563.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,536,787.91

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                3.9610%
          b.   Prior Monthly Period                                  4.1730%
          c.   Second Prior Monthly Period                           4.1633%

     2.   Three Month Average Base Rate                              4.0991%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,311,719,516.07     1,000,000,000.00       311,719,516.07
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                23,157,391.36        17,654,224.92         5,503,166.45
Collections of Principal Receivables                  249,360,079.40       190,101,676.73        59,258,402.67
Defaulted Amount                                        7,546,722.53         5,753,305.06         1,793,417.47

Ending Invested / Transferor Amounts                1,271,144,010.23     1,000,000,000.00       271,144,010.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 5.6000%              5.8500%              2.6700%
Monthly Interest Due                                    4,036,666.67           292,500.00           172,437.50        4,501,604.17
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      4,036,666.67           292,500.00           172,437.50        4,501,604.17
Investor Default Amount                                 4,976,608.88           345,198.30           431,497.88        5,753,305.06
Investor Monthly Fees Due                               1,441,666.67           100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                              10,454,942.21           737,698.30           728,935.38       11,921,575.90

Reallocated Investor Finance Charge Collections                                                                      17,654,224.92
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  7.2626%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        865,000,000.00        60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                  4,036,666.67           292,500.00           172,437.50        4,501,604.17
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     4,036,666.67           292,500.00           172,437.50        4,501,604.17
Ending Certificates Balance                           865,000,000.00        60,000,000.00        75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00


     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $172,437.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $172,437.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $15,270,904.55

          a.   Class A Monthly Interest:                       $4,036,666.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,976,608.88
          e.   Excess Spread:                                  $6,257,629.01

     2.   Class B Available Funds:                             $1,059,253.50

          a.   Class B Monthly Interest:                         $292,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $766,753.50

     3.   Collateral Available Funds:                          $1,324,066.87

          a.   Excess Spread:                                  $1,324,066.87

     4.   Total Excess Spread:                                 $8,348,449.37

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-1 Allocable Principal
          Collections:                                       $249,360,079.40

     3.   Principal Allocation Percentage of
          Series 1999-1 Allocable Principal
          Collections:                                       $190,101,676.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00


     5.   Item 3 minus item 4:                               $190,101,676.73

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,753,305.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $195,854,981.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $75,000,000.00

     2.   Required Collateral Invested Amount                 $75,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $195,854,981.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

     1.   Excess Spread:                                       $8,348,449.37
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $345,198.30

     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $172,437.50
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $431,497.88
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,732,649.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.2626%
          b.   Prior Monthly Period                                  7.7553%
          c.   Second Prior Monthly Period                           7.0618%

     2.   Three Month Average Base Rate                              7.3599%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



V. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                      ------------       --------------           ----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 5.9500%              6.1000%              2.6700%
Monthly Interest Due                                    2,144,479.17           152,500.00            86,218.75        2,383,197.92
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      2,144,479.17           152,500.00            86,218.75        2,383,197.92
Investor Default Amount                                 2,488,304.44           172,599.15           215,748.94        2,876,652.53
Investor Monthly Fees Due                                 720,833.33            50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                               5,353,616.94           375,099.15           364,467.69        6,093,183.78

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  7.5744%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        432,500,000.00        30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                  2,144,479.17           152,500.00            86,218.75        2,383,197.92
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     2,144,479.17           152,500.00            86,218.75        2,383,197.92
Ending Certificates Balance                           432,500,000.00        30,000,000.00        37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.96

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.96

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                            $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $5.08

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $5.08

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $86,218.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $86,218.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                            0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,635,452.28

          a.   Class A Monthly Interest:                       $2,144,479.17
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,488,304.44
          e.   Excess Spread:                                  $3,002,668.67

     2.   Class B Available Funds:                               $529,626.75

          a.   Class B Monthly Interest:                         $152,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $377,126.75

     3.   Collateral Available Funds:                            $662,033.43

          a.   Excess Spread:                                    $662,033.43

     4.   Total Excess Spread:                                 $4,041,828.85

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-2 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 1999-2 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

     1.   Excess Spread:                                       $4,041,828.85
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $172,599.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $86,218.75
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $215,748.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $2,733,928.68

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.5744%
          b.   Prior Monthly Period                                  8.0885%
          c.   Second Prior Monthly Period                           7.3638%

     2.   Three Month Average Base Rate                              7.6756%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



VI. Series 1999-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,311,719,516.07     1,000,000,000.00       311,719,516.07
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                23,157,391.36        17,654,224.92         5,503,166.45
Collections of Principal Receivables                  249,360,079.40       190,101,676.73        59,258,402.67
Defaulted Amount                                        7,546,722.53         5,753,305.06         1,793,417.47

Ending Invested / Transferor Amounts                1,271,144,010.23     1,000,000,000.00       271,144,010.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00


Coupon January 15, 2002 to February 14, 2002                 1.9600%              2.1600%              2.6700%
Monthly Interest Due                                    1,392,416.67           148,800.00           218,420.83        1,759,637.50
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,392,416.67           148,800.00           218,420.83        1,759,637.50
Investor Default Amount                                 4,746,476.68           460,264.41           546,563.98        5,753,305.06
Investor Monthly Fees Due                               1,375,000.00           133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,513,893.34           742,397.74           923,318.15        9,179,609.23

Reallocated Investor Finance Charge Collections                                                                      17,654,224.92
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0342%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,392,416.67           148,800.00           218,420.83        1,759,637.50
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,392,416.67           148,800.00           218,420.83        1,759,637.50
Ending Certificates Balance                           825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $218,420.83

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $218,420.83

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,564,735.56

          a.   Class A Monthly Interest:                       $1,392,416.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,746,476.68
          e.   Excess Spread:                                  $8,425,842.21

     2.   Class B Available Funds:                             $1,412,337.99

          a.   Class B Monthly Interest:                         $148,800.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,263,537.99

     3.   Collateral Available Funds:                          $1,677,151.37

          a.   Excess Spread:                                  $1,677,151.37

     4.   Total Excess Spread:                                $11,366,531.57

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-3 Allocable Principal
          Collections:                                       $249,360,079.40

     3.   Principal Allocation Percentage of
          Series 1999-3 Allocable Principal
          Collections:                                       $190,101,676.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,101,676.73

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,753,305.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $195,854,981.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $195,854,981.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

     1.   Excess Spread:                                      $11,366,531.57
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $460,264.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $218,420.83
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $546,563.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,474,615.69

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0342%
          b.   Prior Monthly Period                                  4.2462%
          c.   Second Prior Monthly Period                           4.2365%

     2.   Three Month Average Base Rate                              4.1723%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       --------------           ----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9900%              2.2400%              2.6200%
Monthly Interest Due                                      706,864.58            77,155.56           107,165.28          891,185.42
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        706,864.58            77,155.56           107,165.28          891,185.42
Investor Default Amount                                 2,373,238.34           230,132.20           273,281.99        2,876,652.53
Investor Monthly Fees Due                                 687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,767,602.92           373,954.42           459,613.93        4,601,171.28

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0610%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               ------

Beginning Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                    706,864.58            77,155.56           107,165.28          891,185.42
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       706,864.58            77,155.56           107,165.28          891,185.42
Ending Certificates Balance                           412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                         0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $107,165.28

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $107,165.28

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,282,367.78

          a.   Class A Monthly Interest:                         $706,864.58
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,373,238.34
          e.   Excess Spread:                                  $4,202,264.86

     2.   Class B Available Funds:                               $706,169.00

          a.   Class B Monthly Interest:                          $77,155.56
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $629,013.44

     3.   Collateral Available Funds:                            $838,575.68

          a.   Excess Spread:                                    $838,575.68

     4.   Total Excess Spread:                                 $5,669,853.98

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-4 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 1999-4 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

     1.   Excess Spread:                                       $5,669,853.98
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $230,132.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $107,165.28
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $273,281.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,225,941.18

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0610%
          b.   Prior Monthly Period                                  4.2730%
          c.   Second Prior Monthly Period                           4.2633%

     2.   Three Month Average Base Rate                              4.1991%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



VIII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 2.0600%              2.3000%              2.7200%
Monthly Interest Due                                      731,729.17            79,222.22           111,255.56          922,206.94
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        731,729.17            79,222.22           111,255.56          922,206.94
Investor Default Amount                                 2,373,238.34           230,132.20           273,281.99        2,876,652.53
Investor Monthly Fees Due                                 687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,792,467.51           376,021.09           463,704.21        4,632,192.81

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.1340%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                    731,729.17            79,222.22           111,255.56          922,206.94
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       731,729.17            79,222.22           111,255.56          922,206.94
Ending Certificates Balance                           412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.77

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.77

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.98

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.98

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $111,255.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $111,255.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,282,367.78

          a.   Class A Monthly Interest:                         $731,729.17
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,373,238.34
          e.   Excess Spread:                                  $4,177,400.27

     2.   Class B Available Funds:                               $706,169.00

          a.   Class B Monthly Interest:                          $79,222.22
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $626,946.77

     3.   Collateral Available Funds:                            $838,575.68

          a.   Excess Spread:                                    $838,575.68

     4.   Total Excess Spread:                                 $5,642,922.73

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-5 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 1999-5 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

     1.   Excess Spread:                                       $5,642,922.73
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $230,132.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $111,255.56
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $273,281.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,194,919.65

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.1340%
          b.   Prior Monthly Period                                  4.3460%
          c.   Second Prior Monthly Period                           4.3363%

     2.   Three Month Average Base Rate                              4.2721%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 2.0200%              2.2500%              2.7200%
Monthly Interest Due                                      717,520.83            77,500.00           111,255.56          906,276.39
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        717,520.83            77,500.00           111,255.56          906,276.39
Investor Default Amount                                 2,373,238.34           230,132.20           273,281.99        2,876,652.53
Investor Monthly Fees Due                                 687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,778,259.17           374,298.87           463,704.21        4,616,262.25

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0965%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                    717,520.83            77,500.00           111,255.56          906,276.39
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       717,520.83            77,500.00           111,255.56          906,276.39
Ending Certificates Balance                           412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.74

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.74

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.94

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.94

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $111,255.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $111,255.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,282,367.78

          a.   Class A Monthly Interest:                         $717,520.83
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,373,238.34
          e.   Excess Spread:                                  $4,191,608.61

     2.   Class B Available Funds:                               $706,169.00

          a.   Class B Monthly Interest:                          $77,500.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $628,669.00

     3.   Collateral Available Funds:                            $838,575.68

          a.   Excess Spread:                                    $838,575.68

     4.   Total Excess Spread:                                 $5,658,853.29

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 1999-6 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 1999-6 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 1999-6:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

     1.   Excess Spread:                                       $5,658,853.29
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $230,132.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $111,255.56
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $273,281.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,210,850.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0965%
          b.   Prior Monthly Period                                  4.3085%
          c.   Second Prior Monthly Period                           4.2988%

     2.   Three Month Average Base Rate                              4.2346%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations          Interest             Interest
----------------------------------                       -----------       --------------         ------------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon  January 15, 2002 to February 14, 2002                7.2000%              7.4000%              2.7200%
Monthly Interest Due                                    2,595,000.00           185,000.00            87,833.33        2,867,833.33
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      2,595,000.00           185,000.00            87,833.33        2,867,833.33
Investor Default Amount                                 2,488,304.44           172,599.15           215,748.94        2,876,652.53
Investor Monthly Fees Due                                 720,833.33            50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                               5,804,137.77           407,599.15           366,082.27        6,577,819.20

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  8.7157%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        432,500,000.00        30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                  2,595,000.00           185,000.00            87,833.33        2,867,833.33
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     2,595,000.00           185,000.00            87,833.33        2,867,833.33
Ending Certificates Balance                           432,500,000.00        30,000,000.00        37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $6.00

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $6.00

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                 0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $6.17

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $6.17

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $87,833.33

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $87,833.33

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,635,452.28

          a.   Class A Monthly Interest:                       $2,595,000.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,488,304.44
          e.   Excess Spread:                                  $2,552,147.84

     2.   Class B Available Funds:                               $529,626.75

          a.   Class B Monthly Interest:                         $185,000.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $344,626.75

     3.   Collateral Available Funds:                            $662,033.43

          a.   Excess Spread:                                    $662,033.43

     4.   Total Excess Spread:                                 $3,558,808.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2000-1 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 2000-1 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $37,500,000.00

     2.   Required Collateral Invested Amount                 $37,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

     1.   Excess Spread:                                       $3,558,808.02
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $172,599.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $87,833.33
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $215,748.94
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $2,249,293.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                8.7157%
          b.   Prior Monthly Period                                  9.3082%
          c.   Second Prior Monthly Period                           8.4695%

     2.   Three Month Average Base Rate                              8.8311%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B             Interest               Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9850%              2.1700%              2.7200%
Monthly Interest Due                                      705,088.54            74,744.44           111,255.56          891,088.54
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        705,088.54            74,744.44           111,255.56          891,088.54
Investor Default Amount                                 2,373,238.34           230,132.20           273,281.99        2,876,652.53
Investor Monthly Fees Due                                 687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,765,826.88           371,543.31           463,704.21        4,601,074.41

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0607%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                    705,088.54            74,744.44           111,255.56          891,088.54
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       705,088.54            74,744.44           111,255.56          891,088.54
Ending Certificates Balance                           412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $111,255.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $111,255.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,282,367.78

          a.   Class A Monthly Interest:                         $705,088.54
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,373,238.34
          e.   Excess Spread:                                  $4,204,040.90

     2.   Class B Available Funds:                               $706,169.00

          a.   Class B Monthly Interest:                          $74,744.44
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $631,424.55

     3.   Collateral Available Funds:                            $838,575.68

          a.   Excess Spread:                                    $838,575.68

     4.   Total Excess Spread:                                 $5,674,041.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2000-2 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 2000-2 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

     1.   Excess Spread:                                       $5,674,041.13
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $230,132.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $111,255.56
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $273,281.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,226,038.05

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0607%
          b.   Prior Monthly Period                                  4.2728%
          c.   Second Prior Monthly Period                           4.2630%

     2.   Three Month Average Base Rate                              4.1988%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,311,719,516.07     1,000,000,000.00       311,719,516.07
Beginning Adjusted Invested Amount                               N/A     1,000,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                23,157,391.36        17,654,224.92         5,503,166.45
Collections of Principal Receivables                  249,360,079.40       190,101,676.73        59,258,402.67
Defaulted Amount                                        7,546,722.53         5,753,305.06         1,793,417.47

Ending Invested / Transferor Amounts                1,271,144,010.23     1,000,000,000.00       271,144,010.23


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9800%              2.1700%              2.6200%
Monthly Interest Due                                    1,406,625.00           149,488.89           214,330.56        1,770,444.44
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,406,625.00           149,488.89           214,330.56        1,770,444.44
Investor Default Amount                                 4,746,476.68           460,264.41           546,563.98        5,753,305.06
Investor Monthly Fees Due                               1,375,000.00           133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                               7,528,101.68           743,086.63           919,227.87        9,190,416.17

Reallocated Investor Finance Charge Collections                                                                      17,654,224.92
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0469%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                  1,406,625.00           149,488.89           214,330.56        1,770,444.44
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,406,625.00           149,488.89           214,330.56        1,770,444.44
Ending Certificates Balance                           825,000,000.00        80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.71

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.71

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $214,330.56

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $214,330.56

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $14,564,735.56

          a.   Class A Monthly Interest:                       $1,406,625.00
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $4,746,476.68
          e.   Excess Spread:                                  $8,411,633.88

     2.   Class B Available Funds:                             $1,412,337.99

          a.   Class B Monthly Interest:                         $149,488.89
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,262,849.10

     3.   Collateral Available Funds:                          $1,677,151.37

          a.   Excess Spread:                                  $1,677,151.37

     4.   Total Excess Spread:                                $11,351,634.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2000-3 Allocable Principal
          Collections:                                       $249,360,079.40

     3.   Principal Allocation Percentage of
          Series 2000-3 Allocable Principal
          Collections:                                       $190,101,676.73

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $190,101,676.73

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-3:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $5,753,305.06

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             195,854,981.79

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $95,000,000.00

     2.   Required Collateral Invested Amount                 $95,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $195,854,981.79

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

     1.   Excess Spread:                                      $11,351,634.35
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $460,264.41
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $214,330.56
     9.   Applied to unpaid Monthly Servicing Fee:             $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $546,563.98
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $8,463,808.74

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0469%
          b.   Prior Monthly Period                                  4.2589%
          c.   Second Prior Monthly Period                           4.2492%

     2.   Three Month Average Base Rate                              4.1850%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations         Interest               Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,589,964,083.26     1,212,122,000.00       377,842,083.26
Beginning Adjusted Invested Amount                               N/A     1,212,122,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                28,069,583.54        21,399,074.41         6,670,509.12
Collections of Principal Receivables                  302,254,838.16       230,426,424.60        71,828,413.57
Defaulted Amount                                        9,147,548.41         6,973,707.64         2,173,840.77

Ending Invested / Transferor Amounts                1,540,781,619.97     1,212,122,000.00       328,659,619.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9950%              2.2200%              2.6700%
Monthly Interest Due                                    1,717,916.67           185,374.32           264,753.64        2,168,044.62
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,717,916.67           185,374.32           264,753.64        2,168,044.62
Investor Default Amount                                 5,753,305.06           557,897.99           662,504.58        6,973,707.64
Investor Monthly Fees Due                               1,666,666.67           161,616.67           191,920.00        2,020,203.33
Investor Additional Amounts Due
Total Due                                               9,137,888.40           904,888.98        $1,119,178.22       11,161,955.60

Reallocated Investor Finance Charge Collections                                                                      21,399,074.41
Interest and Principal Funding Investment Proceeds                                                                        2,424.64
Series Adjusted Portfolio Yield                                                                                           14.0147%
Base Rate                                                                                                                  4.0683%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                      1,000,000,000.00        96,970,000.00       115,152,000.00    1,212,122,000.00
Interest Distributions                                  1,717,916.67           185,374.32           264,753.64        2,168,044.62
Interest Deposits - Interest Funding Account           (1,717,916.67)         (185,374.32)                0.00       (1,903,290.98)
Interest Funding Account Distributions                          0.00                 0.00                 0.00                0.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                             0.00                 0.00           264,753.64          264,753.64
Ending Interest Funding Account Balance                 3,325,000.00           358,789.00                 0.00        3,683,789.00
Ending Certificates Balance                         1,000,000,000.00        96,970,000.00       115,152,000.00    1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.72

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.91

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.91

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $264,753.64

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $264,753.64

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds
          (Includes Int. Income from IFA):                    $17,656,649.56

          a.   Class A Monthly Interest:                       $1,717,916.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $5,753,305.06
          e.   Excess Spread:                                 $10,185,427.83

     2.   Class B Available Funds:                             $1,711,930.19

          a.   Class B Monthly Interest:                         $185,374.32
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                  $1,526,555.87

     3.   Collateral Available Funds:                          $2,032,919.31

          a.   Excess Spread:                                  $2,032,919.31

     4.   Total Excess Spread:                                $13,744,903.01

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2000-4 Allocable Principal
          Collections:                                       $302,254,838.16

     3.   Principal Allocation Percentage of
          Series 2000-4 Allocable Principal
          Collections:                                       $230,426,424.60

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $230,426,424.60

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-4:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $6,973,707.64

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $237,400,132.24

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                         $115,152,000.00

     2.   Required Collateral Invested Amount                $115,152,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $237,400,132.24

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

     1.   Excess Spread:                                      $13,744,903.01
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $557,897.99
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $264,753.64
     9.   Applied to unpaid Monthly Servicing Fee:             $2,020,203.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $662,504.58
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                            $10,239,543.46

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0683%
          b.   Prior Monthly Period                                  4.2110%
          c.   Second Prior Monthly Period                           5.2065%

     2.   Three Month Average Base Rate                              4.4953%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0147%
          b.   Prior Monthly Period                                 14.7263%
          c.   Second Prior Monthly Period                          14.4388%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3933%



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount               1,033,474,948.88       787,878,000.00       245,596,948.88
Beginning Adjusted Invested Amount                               N/A       787,878,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                18,245,199.19        13,909,375.42         4,335,823.77
Collections of Principal Receivables                  196,465,320.64       149,776,928.86        46,688,391.78
Defaulted Amount                                        5,945,896.66         4,532,902.49         1,412,994.17

Ending Invested / Transferor Amounts                1,001,506,400.50       787,878,000.00       213,628,400.50


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9600%              2.2000%              2.6700%
Monthly Interest Due                                    1,097,055.56           119,406.83           172,088.03        1,388,550.42
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,097,055.56           119,406.83           172,088.03        1,388,550.42
Investor Default Amount                                 3,739,648.29           362,630.82           430,623.38        4,532,902.49
Investor Monthly Fees Due                               1,083,333.33           105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                               5,920,037.18           587,087.65           727,458.07        7,234,582.90

Reallocated Investor Finance Charge Collections                                                                      13,909,375.42
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0374%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        650,000,000.00        63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                  1,097,055.56           119,406.83           172,088.03        1,388,550.42
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,097,055.56           119,406.83           172,088.03        1,388,550.42
Ending Certificates Balance                           650,000,000.00        63,030,000.00        74,848,000.00      787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $172,088.03

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $172,088.03

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $11,475,246.20

          a.   Class A Monthly Interest:                       $1,097,055.56
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,739,648.29
          e.   Excess Spread:                                  $6,638,542.35

     2.   Class B Available Funds:                             $1,112,745.80

          a.   Class B Monthly Interest:                         $119,406.83
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $993,338.96

     3.   Collateral Available Funds:                          $1,321,383.43

          a.   Excess Spread:                                  $1,321,383.43

     4.   Total Excess Spread:                                 $8,953,264.74

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2000-5 Allocable Principal
          Collections:                                       $196,465,320.64

     3.   Principal Allocation Percentage of
          Series 2000-5 Allocable Principal
          Collections:                                       $149,776,928.86

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $149,776,928.86

     6.   Shared Principal Collections from other
          Series allocated to Series 2000-5:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,532,902.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $154,309,831.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $74,848,000.00

     2.   Required Collateral Invested Amount                 $74,848,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $154,309,831.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

     1.   Excess Spread:                                       $8,953,264.74
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $362,630.82
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $172,088.03
     9.   Applied to unpaid Monthly Servicing Fee:             $1,313,130.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $430,623.38
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,674,792.52

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0374%
          b.   Prior Monthly Period                                  4.2495%
          c.   Second Prior Monthly Period                           4.2397%

    2.   Three Month Average Base Rate                               4.1755%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       --------------           -----------
Beginning Invested /Transferor Amount                 983,789,637.05       750,000,000.00       233,789,637.05
Beginning Adjusted Invested Amount                               N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                17,368,043.52        13,240,668.69         4,127,374.84
Collections of Principal Receivables                  187,020,059.55       142,576,257.55        44,443,802.01
Defaulted Amount                                        5,660,041.90         4,314,978.80         1,345,063.10

Ending Invested / Transferor Amounts                  953,358,007.68       750,000,000.00       203,358,007.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9600%              2.2400%              2.7700%
Monthly Interest Due                                    1,044,312.50           115,733.33           169,951.04        1,329,996.88
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,044,312.50           115,733.33           169,951.04        1,329,996.88
Investor Default Amount                                 3,559,857.51           345,198.30           409,922.99        4,314,978.80
Investor Monthly Fees Due                               1,031,250.00           100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,635,420.01           560,931.64           698,624.03        6,894,975.67

Reallocated Investor Finance Charge Collections                                                                      13,240,668.69
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0503%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                  1,044,312.50           115,733.33           169,951.04        1,329,996.88
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,044,312.50           115,733.33           169,951.04        1,329,996.88
Ending Certificates Balance                           618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.69

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.69

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the  Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.93

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.93

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $169,951.04

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $169,951.04

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,923,551.67

          a.   Class A Monthly Interest:                       $1,044,312.50
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,559,857.51
          e.   Excess Spread:                                  $6,319,381.66

     2.   Class B Available Funds:                             $1,059,253.50

          a.   Class B Monthly Interest:                         $115,733.33
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $943,520.16

     3.   Collateral Available Funds:                          $1,257,863.53

          a.   Excess Spread:                                  $1,257,863.53

     4.   Total Excess Spread:                                 $8,520,765.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-1 Allocable Principal
          Collections:                                       $187,020,059.55

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                       $142,576,257.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $142,576,257.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,314,978.80

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $146,891,236.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $146,891,236.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

     1.   Excess Spread:                                       $8,520,765.35
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $345,198.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $169,951.04
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $409,922.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,345,693.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0503%
          b.   Prior Monthly Period                                  4.2623%
          c.   Second Prior Monthly Period                           4.2526%

     2.   Three Month Average Base Rate                              4.1884%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 327,929,879.02       250,000,000.00        77,929,879.02
Beginning Adjusted Invested Amount                               N/A       250,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                 5,789,347.84         4,413,556.23         1,375,791.61
Collections of Principal Receivables                   62,340,019.85        47,525,419.18        14,814,600.67
Defaulted Amount                                        1,886,680.63         1,438,326.27           448,354.37

Ending Invested / Transferor Amounts                  317,786,002.56       250,000,000.00        67,786,002.56


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 5.5300%              5.8300%              2.6700%
Monthly Interest Due                                      996,552.08            72,875.00            43,109.38        1,112,536.46
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        996,552.08            72,875.00            43,109.38        1,112,536.46
Investor Default Amount                                 1,244,152.22            86,299.58           107,874.47        1,438,326.27
Investor Monthly Fees Due                                 360,416.67            25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                               2,601,120.97           184,174.58           182,233.84        2,967,529.39

Reallocated Investor Finance Charge Collections                                                                       4,413,556.23
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  7.2021%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        216,250,000.00        15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                    996,552.08            72,875.00            43,109.38        1,112,536.46
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       996,552.08            72,875.00            43,109.38        1,112,536.46
Ending Certificates Balance                           216,250,000.00        15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                        $43,109.38

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                       $43,109.38

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $3,817,726.14

          a.   Class A Monthly Interest:                         $996,552.08
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $1,244,152.22
          e.   Excess Spread:                                  $1,577,021.84

     2.   Class B Available Funds:                               $264,813.37

          a.   Class B Monthly Interest:                          $72,875.00
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $191,938.37

     3.   Collateral Available Funds:                            $331,016.72

          a.   Excess Spread:                                    $331,016.72

     4.   Total Excess Spread:                                 $2,099,976.93

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-2 Allocable Principal
          Collections:                                        $62,340,019.85

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                        $47,525,419.18

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $47,525,419.18

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                             N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $1,438,326.27

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $48,963,745.45

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $18,750,000.00

     2.   Required Collateral Invested Amount                 $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $48,963,745.45

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

     1.   Excess Spread:                                       $2,099,976.93
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:                $86,299.58
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                 $43,109.38
     9.   Applied to unpaid Monthly Servicing Fee:               $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $107,874.47
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $1,446,026.84

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                7.2021%
          b.   Prior Monthly Period                                  7.6905%
          c.   Second Prior Monthly Period                           7.0031%

     2.   Three Month Average Base Rate                              7.2986%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 983,789,637.05       750,000,000.00       233,789,637.05
Beginning Adjusted Invested Amount                               N/A       750,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                17,368,043.52        13,240,668.69         4,127,374.84
Collections of Principal Receivables                  187,020,059.55       142,576,257.55        44,443,802.01
Defaulted Amount                                        5,660,041.90         4,314,978.80         1,345,063.10

Ending Invested / Transferor Amounts                  953,358,007.68       750,000,000.00       203,358,007.68


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9500%              2.2000%              2.6700%
Monthly Interest Due                                    1,038,984.38           113,666.67           163,815.63        1,316,466.67
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,038,984.38           113,666.67           163,815.63        1,316,466.67
Investor Default Amount                                 3,559,857.51           345,198.30           409,922.99        4,314,978.80
Investor Monthly Fees Due                               1,031,250.00           100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                               5,630,091.88           558,864.97           692,488.61        6,881,445.46

Reallocated Investor Finance Charge Collections                                                                      13,240,668.69
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0291%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                  1,038,984.38           113,666.67           163,815.63        1,316,466.67
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,038,984.38           113,666.67           163,815.63        1,316,466.67
Ending Certificates Balance                           618,750,000.00        60,000,000.00        71,250,000.00      750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.68

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $163,815.63

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $163,815.63

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,923,551.67

          a.   Class A Monthly Interest:                       $1,038,984.38
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,559,857.51
          e.   Excess Spread:                                  $6,324,709.78

     2.   Class B Available Funds:                             $1,059,253.50

          a.   Class B Monthly Interest:                         $113,666.67
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $945,586.83

     3.   Collateral Available Funds:                          $1,257,863.53

          a.   Excess Spread:                                  $1,257,863.53

     4.   Total Excess Spread:                                 $8,528,160.14

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-3 Allocable Principal
          Collections:                                       $187,020,059.55

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                       $142,576,257.55

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $142,576,257.55

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,314,978.80

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $146,891,236.34

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $71,250,000.00

     2.   Required Collateral Invested Amount                 $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $146,891,236.34

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

     1.   Excess Spread:                                       $8,528,160.14
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $345,198.30
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $163,815.63
     9.   Applied to unpaid Monthly Servicing Fee:             $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $409,922.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,359,223.22

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0291%
          b.   Prior Monthly Period                                  4.2411%
          c.   Second Prior Monthly Period                           4.2314%

     2.   Three Month Average Base Rate                              4.1672%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 950,996,649.15       725,000,000.00       225,996,649.15
Beginning Adjusted Invested Amount                               N/A       725,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                16,789,108.74        12,799,313.06         3,989,795.67
Collections of Principal Receivables                  180,786,057.57       137,823,715.63        42,962,341.94
Defaulted Amount                                        5,471,373.84         4,171,146.17         1,300,227.67

Ending Invested / Transferor Amounts                  921,579,407.42       725,000,000.00       196,579,407.42


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9500%              2.2000%              2.7700%
Monthly Interest Due                                    1,004,351.56           109,877.78           164,286.01        1,278,515.35
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                      1,004,351.56           109,877.78           164,286.01        1,278,515.35
Investor Default Amount                                 3,441,195.59           333,691.69           396,258.89        4,171,146.17
Investor Monthly Fees Due                                 996,875.00            96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                               5,442,422.15           540,236.14           675,336.56        6,657,994.85

Reallocated Investor Finance Charge Collections                                                                      12,799,313.06
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0387%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        598,125,000.00        58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                  1,004,351.56           109,877.78           164,286.01        1,278,515.35
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                     1,004,351.56           109,877.78           164,286.01        1,278,515.35
Ending Certificates Balance                           598,125,000.00        58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.68

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.89

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.89

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $164,286.01

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $164,286.01

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,559,433.28

          a.   Class A Monthly Interest:                       $1,004,351.56
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,441,195.59
          e.   Excess Spread:                                  $6,113,886.13

     2.   Class B Available Funds:                             $1,023,945.05

          a.   Class B Monthly Interest:                         $109,877.78
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $914,067.27

     3.   Collateral Available Funds:                          $1,215,934.74

          a.   Excess Spread:                                  $1,215,934.74

     4.   Total Excess Spread:                                 $8,243,888.13

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-4 Allocable Principal
          Collections:                                       $180,786,057.57

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                       $137,823,715.63

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $137,823,715.63

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,171,146.17

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $141,994,861.80

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $68,875,000.00

     2.   Required Collateral Invested Amount                 $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $141,994,861.80

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

     1.   Excess Spread:                                       $8,243,888.13
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $333,691.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $164,286.01
     9.   Applied to unpaid Monthly Servicing Fee:             $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $396,258.89
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $6,141,318.21

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0387%
          b.   Prior Monthly Period                                  4.2507%
          c.   Second Prior Monthly Period                           4.2410%

     2.   Three Month Average Base Rate                              4.1768%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 655,859,758.04       500,000,000.00       155,859,758.04
Beginning Adjusted Invested Amount                               N/A       500,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                11,578,695.68         8,827,112.46         2,751,583.22
Collections of Principal Receivables                  124,680,039.70        95,050,838.36        29,629,201.34
Defaulted Amount                                        3,773,361.27         2,876,652.53           896,708.74

Ending Invested / Transferor Amounts                  635,572,005.12       500,000,000.00       135,572,005.12


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 2.0000%              2.2700%              2.8700%
Monthly Interest Due                                      710,416.67            78,188.89           117,390.97          905,996.53
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        710,416.67            78,188.89           117,390.97          905,996.53
Investor Default Amount                                 2,373,238.34           230,132.20           273,281.99        2,876,652.53
Investor Monthly Fees Due                                 687,500.00            66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                               3,771,155.01           374,987.76           469,839.63        4,615,982.39

Reallocated Investor Finance Charge Collections                                                                       8,827,112.46
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0958%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                    710,416.67            78,188.89           117,390.97          905,996.53
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       710,416.67            78,188.89           117,390.97          905,996.53
Ending Certificates Balance                           412,500,000.00        40,000,000.00        47,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.72

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.72

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.95

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.95

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
           of Class B Invested Amount:                                 $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $117,390.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $117,390.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $7,282,367.78

          a.   Class A Monthly Interest:                         $710,416.67
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $2,373,238.34
          e.   Excess Spread:                                  $4,198,712.77

     2.   Class B Available Funds:                               $706,169.00

          a.   Class B Monthly Interest:                          $78,188.89
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $627,980.11

     3.   Collateral Available Funds:                            $838,575.68

          a.   Excess Spread:                                    $838,575.68

     4.   Total Excess Spread:                                 $5,665,268.56

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-5 Allocable Principal
          Collections:                                       $124,680,039.70

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                        $95,050,838.36

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                                $95,050,838.36

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $2,876,652.53

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                             $97,927,490.90

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $47,500,000.00

     2.   Required Collateral Invested Amount                 $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:            $97,927,490.90

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

     1.   Excess Spread:                                       $5,665,268.56
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $230,132.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $117,390.97
     9.   Applied to unpaid Monthly Servicing Fee:               $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $273,281.99
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $4,211,130.07

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0958%
          b.   Prior Monthly Period                                  4.3079%
          c.   Second Prior Monthly Period                           4.2981%

     2.   Three Month Average Base Rate                              4.2339%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series           Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest               Interest
----------------------------------                       -----------       --------------           ----------
Beginning Invested /Transferor Amount                 918,203,661.25       700,000,000.00       218,203,661.25
Beginning Adjusted Invested Amount                               N/A       700,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                16,210,173.96        12,357,957.44         3,852,216.51
Collections of Principal Receivables                  174,552,055.58       133,071,173.71        41,480,881.87
Defaulted Amount                                        5,282,705.77         4,027,313.54         1,255,392.23

Ending Invested / Transferor Amounts                  889,800,807.16       700,000,000.00       189,800,807.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9400%              2.1700%              2.7700%
Monthly Interest Due                                      964,745.83           104,642.22           158,620.97        1,228,009.03
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        964,745.83           104,642.22           158,620.97        1,228,009.03
Investor Default Amount                                 3,322,533.67           322,185.08           382,594.79        4,027,313.54
Investor Monthly Fees Due                                 962,500.00            93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                               5,249,779.51           520,160.64           652,049.09        6,421,989.24

Reallocated Investor Finance Charge Collections                                                                      12,357,957.44
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0279%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions                 Class A              Class B            Interest                Total
--------------------------------------------                 -------              -------           ----------               -----

Beginning Certificates Balance                        577,500,000.00        56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                    964,745.83           104,642.22           158,620.97        1,228,009.03
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       964,745.83           104,642.22           158,620.97        1,228,009.03
Ending Certificates Balance                           577,500,000.00        56,000,000.00        66,500,000.00      700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the  Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.87

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.87

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), ( d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $158,620.97

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $158,620.97

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                            $10,195,314.89

          a.   Class A Monthly Interest:                         $964,745.83
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,322,533.67
          e.   Excess Spread:                                  $5,908,035.38

     2.   Class B Available Funds:                               $988,636.60

          a.   Class B Monthly Interest:                         $104,642.22
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $883,994.37

     3.   Collateral Available Funds:                          $1,174,005.96

          a.   Excess Spread:                                  $1,174,005.96

     4.   Total Excess Spread:                                 $7,966,035.71

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-6 Allocable Principal
          Collections:                                       $174,552,055.58

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                       $133,071,173.71

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $133,071,173.71

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $4,027,313.54

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $137,098,487.25

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $66,500,000.00

     2.   Required Collateral Invested Amount                 $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $137,098,487.25

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

     1.   Excess Spread:                                       $7,966,035.71
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $322,185.08
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $158,620.97
     9.   Applied to unpaid Monthly Servicing Fee:             $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $382,594.79
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,935,968.20

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0279%
          b.   Prior Monthly Period                                  4.2399%
          c.   Second Prior Monthly Period                           4.2302%

     2.   Three Month Average Base Rate                              4.1660%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor          Transferors
A. Investor/Transferor Allocations                       Allocations          Interest              Interest
----------------------------------                       -----------       --------------          -----------
Beginning Invested /Transferor Amount                 852,617,685.45       650,000,000.00       202,617,685.45
Beginning Adjusted Invested Amount                               N/A       650,000,000.00                  N/A
Floating Allocation Percentage                                   N/A             76.2358%             23.7642%
Principal Allocation Percentage                                  N/A             76.2358%             23.7642%
Collections of Finance Chg. Receivables                15,052,304.39        11,475,246.20         3,577,058.19
Collections of Principal Receivables                  162,084,051.61       123,566,089.87        38,517,961.74
Defaulted Amount                                        4,905,369.65         3,739,648.29         1,165,721.36

Ending Invested / Transferor Amounts                  826,243,606.65       650,000,000.00       176,243,606.65


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
B. Monthly Period Funding Requirements                       Class A              Class B            Interest                Total
--------------------------------------                       -------              -------           ----------               -----

Principal Funding Account                                       0.00                 0.00                 0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00                 0.00                0.00
Reserve Draw Amount                                             0.00                 0.00                 0.00                0.00
Available Reserve Account Amount                                0.00                 0.00                 0.00                0.00
Reserve Account Surplus                                         0.00                 0.00                 0.00                0.00

Coupon January 15, 2002 to February 14, 2002                 1.9400%              2.1800%              2.7700%
Monthly Interest Due                                      895,835.42            97,615.56           147,290.90        1,140,741.88
Outstanding Monthly Interest Due                                0.00                 0.00                 0.00                0.00
Additional Interest Due                                         0.00                 0.00                 0.00                0.00
Total Interest Due                                        895,835.42            97,615.56           147,290.90        1,140,741.88
Investor Default Amount                                 3,085,209.84           299,171.86           355,266.59        3,739,648.29
Investor Monthly Fees Due                                 893,750.00            86,666.67           102,916.67        1,083,333.33
Investor Additional Amounts Due
Total Due                                               4,874,795.26           483,454.09           605,474.16        5,963,723.50

Reallocated Investor Finance Charge Collections                                                                      11,475,246.20
Interest and Principal Funding Investment Proceeds                                                                            0.00
Series Adjusted Portfolio Yield                                                                                           14.0124%
Base Rate                                                                                                                  4.0287%


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions                 Class A              Class B           Interest                 Total
--------------------------------------------                 -------              -------          -----------               -----

Beginning Certificates Balance                        536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00
Interest Distributions                                    895,835.42            97,615.56           147,290.90        1,140,741.88
Principal Deposits - Prin. Funding Account                      0.00                 0.00                 0.00                0.00
Principal Distributions                                         0.00                 0.00                 0.00                0.00
Total Distributions                                       895,835.42            97,615.56           147,290.90        1,140,741.88
Ending Certificates Balance                           536,250,000.00        52,000,000.00        61,750,000.00      650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                             $1.67

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                         $1.67

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                             $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                 $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                            $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                       $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                        $1.88

     2.   Amount of the distribution in
          respect of class B monthly interest:                         $1.88

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                    $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                      $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                $0.00



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



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                  $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                             $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                            $0.00

     5.   The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution
          Date:                                                        $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                       $147,290.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                      $147,290.90

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                         $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                           $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                    $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                             $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                             $9,467,078.11

          a.   Class A Monthly Interest:                         $895,835.42
          b.   Class A Outstanding Monthly Interest:                   $0.00
          c.   Class A Additional Interest:                            $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):   $3,085,209.84
          e.   Excess Spread:                                  $5,486,032.85

     2.   Class B Available Funds:                               $918,019.70

          a.   Class B Monthly Interest:                          $97,615.56
          b.   Class B Outstanding Monthly Interest:                   $0.00
          c.   Class B Additional Interest:                            $0.00
          d.   Excess Spread:                                    $820,404.14

     3.   Collateral Available Funds:                          $1,090,148.39

          a.   Excess Spread:                                  $1,090,148.39

     4.   Total Excess Spread:                                 $7,396,585.38

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                          76.2358%

     2.   Series 2001-7 Allocable Principal
          Collections:                                       $162,084,051.61

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                       $123,566,089.87

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                        $0.00

     5.   Item 3 minus item 4:                               $123,566,089.87

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                              N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                         $3,739,648.29

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                            $127,305,738.16

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                          $61,750,000.00

     2.   Required Collateral Invested Amount                 $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                    $0.00

     4.   Treated as Shared Principal Collections:           $127,305,738.16

M. Application of Principal Collections During Accumulation or Amortization Period.

     1.   Principal Funding Account:                                     N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                      N/A

     3.   Principal Distribution:                                        N/A

     4.   Treated as Shared Principal Collections:                       N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

     1.   Excess Spread:                                       $7,396,585.38
     2.   Excess Finance Charge Collections:                           $0.00
     3.   Applied to fund Class A Required Amount:                     $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                          $0.00
     5.   Applied to fund Class B overdue Interest:                    $0.00
     6.   Applied to fund Class B Required Amount:               $299,171.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                  $0.00
     8.   Applied to Collateral Monthly Interest:                $147,290.90
     9.   Applied to unpaid Monthly Servicing Fee:             $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                       $355,266.59
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                  $0.00
     12.  Deposited to Reserve Account:                                $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                  $0.00
     l4.  Balance:                                             $5,511,522.70

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                4.0287%
          b.   Prior Monthly Period                                  4.2407%
          c.   Second Prior Monthly Period                           4.2310%

     2.   Three Month Average Base Rate                              4.1668%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                               14.0124%
          b.   Prior Monthly Period                                 14.7250%
          c.   Second Prior Monthly Period                          14.4297%

     4.   Three Month Average Series Adjusted Portfolio Yield       14.3890%